BLACKROCK BALANCED CAPITAL FUND, INC.

(the “Fund”)

Supplement dated June 5, 2012

to the Prospectus dated January 27, 2012

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section in the Prospectus captioned “Fund Overview – Key Facts about BlackRock Balanced Capital Fund, Inc. – Portfolio Managers” as it relates solely to the Core Portfolio is deleted in its entirety and replaced with the following:

The Core Portfolio, in which the Fund invests a portion of its assets, is managed by a team of investment professionals comprised of Chris Leavy, CFA and Peter Stournaras, CFA.

Name	Portfolio Manager of the Core Portfolio Since	Title
Chris Leavy, CFA	2012	Managing Director of BlackRock, Inc. and Chief Investment Officer of Fundamental Equity (Americas)
Peter Stournaras, CFA	2010	Managing Director of BlackRock, Inc.

The section in the Prospectus captioned “Details about the Fund – How the Fund Invests – About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of financial professionals. Philip Green is responsible for the asset allocation of the equity and fixed-income portions of the Fund’s portfolio. Chris Leavy, CFA and Peter Stournaras, CFA, are jointly and primarily responsible for the day-to-day management of the equity portion of the Fund’s portfolio. The investment professionals responsible for the day-to-day management of the fixed-income portion of the Fund’s portfolio are Rick Rieder, Bob Miller, Matthew Marra and Eric Pellicciaro. Please see “Management of the Fund — Portfolio Manager Information” for additional information on the portfolio management team.

The section in the Prospectus captioned “Management of the Fund – Portfolio Manager Information” as it relates solely to the Core Portfolio is deleted in its entirety and replaced with the following:

The Core Portfolio, in which the Fund invests the equity portion of its assets, is managed by a team of investment professionals comprised of Chris Leavy, CFA and Peter Stournaras, CFA.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Chris Leavy, CFA	Jointly and primarily responsible for the day-to-day management of the Core Portfolio’s portfolio, including setting the overall investment strategy and overseeing the management of the Core Portfolio.	2012	Managing Director of BlackRock, Inc. and Chief Investment Officer of Fundamental Equity (Americas) since 2010; Oppenheimer Funds from 2000 to 2010 (Chief Investment Officer, Equities (2009-2010), Head of Equities (2007-2009), Head of Value Equity Group (2000-2006) and portfolio manager (2000-2008)).
Peter Stournaras, CFA	Jointly and primarily responsible for the day-to-day management of the Core Portfolio’s portfolio, including setting the overall investment strategy and overseeing the management of the Core Portfolio.	2010	Managing Director of BlackRock, Inc. since 2010; Director at Northern Trust Company from 2006 to 2010; Portfolio Manager at Smith Barney/Legg Mason from 2005 to 2006; Director at Citigroup Asset Management from 1998 to 2005.

The asset allocation of the equity and fixed-income portions of the Fund’s portfolio will continue to be managed by Philip Green. The Total Return Portfolio will continue to be managed by a team of investment professionals comprised of Rick Rieder, Bob Miller, Matthew Marra and Eric Pellicciaro.

Shareholders should retain this Supplement for future reference.

PRO-10044-0612SUP